CONFIDENTIAL TREATMENT REQUESTED
THE PORTIONS OF THIS AGREEMENT MARKED WITH ASTERISKS WITHIN BRACKETS (“[***]”) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406. A COMPLETE COPY OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

GUARANTEE
GUARANTEE, dated as of February 16, 2018 (this “Guarantee”), by Armistice Capital Master Fund, Ltd. (the “Guarantor”), in favor of Avadel US Holdings, Inc. (the “Guaranteed Party”).
WHEREAS, Deerfield CSF, LLC, Peter Steelman and James Flynn (each, a “Deerfield Party” and collectively, the “Deerfield Parties”), the Guaranteed Party, and certain of its affiliated parties are parties to that certain Membership Interest Purchase Agreement, dated February 5, 2016 (the “MIPA”);
WHEREAS, the Guaranteed Party and certain of its affiliated parties have entered into an Asset Purchase Agreement with Cerecor, Inc. (“Debtor”), dated February 12, 2018 (the “APA”);
WHEREAS, under the APA, the Guaranteed Party has agreed to assign certain of its rights and obligations under the MIPA to Debtor and Debtor has agreed to assume such rights and obligations (the “Assignment”);
WHEREAS, notwithstanding the Assignment, the Guaranteed Party remains obligated to the Deerfield Parties under such assigned rights and obligations;
WHEREAS, in connection with the Assignment, the Guaranteed Party has requested that the Guarantor provide this Guarantee to the Guaranteed Party; and
WHEREAS, the Guarantor will benefit from the transactions contemplated by the APA and is willing to provide such Guarantee covering all of the obligations set forth in this Guarantee.
NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by the Guarantor, the Guarantor hereby agrees in favor of the Guaranteed Party as follows:
1.Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees, for the direct third party benefit of the Guaranteed Party, the prompt payment and performance by Debtor to the Deerfield Parties of any amounts set forth in Section 1.2(a), Section 1.6(a), Section 1.6(b), and Section 1.6(g) of the MIPA (whether direct or indirect, joint or several, absolute or contingent,

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matured or unmatured). The Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Obligations as a primary obligor, subject to the terms of this Guarantee (collectively, the “Primary Obligations”). The Guarantor further agrees in connection with the foregoing guarantee that, if the Guaranteed Party becomes obligated to pay to the Deerfield Party (1) all or any part of the Obligations or (2) the difference between (x) the aggregate Deferred Payments pursuant to Section 1.6(a) of the MIPA in any full calendar year between (and including) 2018 and 2025 and (y) $[***] (or the prorated portion of such amount for 2026), then the Guarantor shall pay to the Guaranteed Party the amount of such difference (the “Deferred Obligation”). The Deferred Payment Obligation and the Primary Obligations hereinafter collectively referred to as, the “Obligations”.
2.    Payment by Guarantor. If all or any part of the Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, the Guarantor shall, without presentment protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, but subject to the other terms of this Guarantee, pay in lawful money of the United States of America, the amount then due on the Obligations to the Guaranteed Party at the Guaranteed Party’s address set forth herein. Such demand(s) may be made at any time coincident with or after the time any of the Obligations become due. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.
3.    No Duty To Pursue Others. It shall not be necessary for the Guaranteed Party (and the Guarantor hereby waives any rights that the Guarantor may have to require the Guaranteed Party), in order to enforce the obligations of the Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Debtor or any other party that may be liable on the Obligations, (ii) enforce the Guaranteed Party’s rights against any collateral which shall have been given to secure the Obligations, (iii) enforce the Guaranteed Party’s rights against any other guarantors of the Obligations, (iv) join Debtor or any other party liable on the Obligations in any action seeking to enforce this Guarantee, (v) exhaust any remedies available to the Guaranteed Party against any collateral which shall ever have been given to secure the Obligations, or (vi) resort to any other means of obtaining payment of the Obligations. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein, the Guaranteed Party shall be entitled to claim against Guarantor as primary obligor under the Obligations if and when the Guaranteed Party becomes liable for them, without first having to make any claims against the Debtor.
4.    Release of Obligations. This Guarantee will remain in full force and effect until the Obligations are irrevocably and unconditionally performed and paid in full or Debtor ceases to have any obligations in respect thereof in accordance with the terms of the APA.
5.    Representations and Warranties. Guarantor represents and warrants that: (a) Guarantor is a duly organized and validly existing Cayman Islands exempt company in good standing under the laws of the jurisdiction of its organization; (b) this Guarantee has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms; (c) the execution, delivery and performance of this Guarantee have been duly authorized by all necessary action and will not violate

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(i) the organizational documents of Guarantor, (ii) any order, judgment or decree to which Guarantor or any of its assets may be subject, (iii) any contract to which Guarantor is a party, or (iv) any law applicable to Guarantor; and (d) Guarantor is currently solvent and will not be rendered insolvent by providing this Guarantee.
6.    Nature of Guarantee. This Guarantee is an irrevocable, absolute, continuing guarantee of payment and performance and not a guarantee of collection. This Guarantee may not be revoked by the Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by the Guarantor. The fact that at any time or from time to time the Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to the Guaranteed Party and shall not be discharged by the assignment or negotiation of all or part of the Obligations. In the event that any payment of the Debtor to the Deerfield Parties in respect of any Obligations is rescinded or must otherwise be returned to the Debtor or surrendered to any person for any reason whatsoever, then the Obligations or part thereof intended to be satisfied shall be reinstated or returned by the Deerfield Parties to the Guaranteed Party, and this Guarantee shall continue to be effective as if such payment had not been made or value received notwithstanding any revocation thereof; provided, however, that the Guaranteed Cap shall be reduced by the amount of such rescinded or returned payment.
7.    Obligations Not Reduced by Offset. The Guarantor agrees to be bound by the Assignment as though Guarantor were a party to the APA with respect to the provisions thereof relating to the Assignment. The Obligations and the liabilities and obligations of Guarantor to the Guaranteed Party hereunder shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim or defense of Debtor, or any other party, against the Guaranteed Party or against payment of the Obligations, whether such offset, claim or defense arises in connection with the Obligations (or the transactions creating the Obligations) or otherwise; provided, however, that if the Guaranteed Party proceeds against the Guarantor under the Obligations, the Guarantor shall be afforded all rights and defenses against such claim as would be available to the Debtor in connection with such claim.
8.    Liability Absolute. Without limiting the generality of the foregoing, the liability of the Guarantor will not be released, discharged, diminished, limited or otherwise affected by: (i) any change in the name, existence, structure, powers, business, constitution, objects, capital, constating documents, by-laws, control or ownership of the Debtor, the Guarantor or any other person, or (ii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor, it being the intention of the Debtor and the Guarantor that the Guarantor’s obligations hereunder shall not be discharged except by (a) the Guarantor’s or Debtor’s performance of such obligations, and then only to the extent of such performance, or (b) any other termination of such obligations, and then only to the extent of such termination.
9.    Waivers. Guarantor agrees to the relevant provisions of the APA, and hereby waives notice of (i) acceptance of this Guarantee, (ii) any amendment of the APA, (iii) the execution and delivery by Debtor and the Guaranteed Party of any other agreement arising under or in connection with the APA, (iv) the occurrence of any breach by Debtor or an event of default; (v) the Guaranteed Party’s transfer or disposition of the Obligations, or any part thereof, (vi) protest, proof of non-payment or

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default by Debtor, or (vii) any other action at any time taken or omitted by a Guaranteed Party, and, generally, all demands and notices of every kind in connection with this Guarantee or the APA, any documents or agreements evidencing, securing or relating to any of the Obligations and the obligations hereby guaranteed.
10.    Limitation of Liability. Notwithstanding anything to the contrary in this Guarantee, the Guarantor shall not be liable for special, consequential, incidental, punitive, exemplary, equitable or indirect damages (whether or not arising from a party’s negligence), lost profits or other business interruption damages, by statute, in tort or contract, under any indemnity provision or otherwise.
11.    Governing Law; Attornment. This Guarantee shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Any action, suit or other proceeding, at law or in equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any federal court located in New York County, New York State. THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN SUCH COURTS. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY AND EXCLUSIVELY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN PARAGRAPH.
12.    Successors and Assigns. The provisions of this Guarantee will be binding upon and inure to the benefit of the Guaranteed Party and will be binding upon the Guarantor and its successors.

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This Guarantee may not be assigned by the Guarantor or the Guaranteed Party without the prior written consent of the other.
13.    Severability. Wherever possible, any provision in this Guarantee which is held invalid or unenforceable by a court of competent jurisdiction from which no further appeal has or is taken shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee, and any such invalidity or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.    Notice. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by transmission-mail (with confirmation of transmission other than by means of an automatically- generated reply) or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows (or at such other address for a party as shall be specified by like notice):
If to the Guaranteed Party:
Avadel US Holdings, Inc.
16640 Chesterfield Grove Rd.
Suite 200
Chesterfield, MO 63005
Attn: Chief Financial Officer
with a copy (which shall not constitute notice) to:
General Counsel
and with a copy (which shall not constitute notice) to:
Orrick, Herrington & Sutcliffe LLP
51 W. 52nd St.
New York, NY 10019
Attn: R. King Milling, Jr.; Tal Hacohen
e-mail:

If to the Guarantor:
Armistice Capital Master Fund, Ltd.
510 Madison Avenue; 22nd Floor
New York, NY 10022
Attn: Steve Boyd
E-mail:

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provided that any notice received at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day.
15.    Entire Agreement. This Guarantee embodies the entire agreement and understanding between Guarantor and the Guaranteed Party and supersedes all prior agreements and understandings relating to the subject matter of this Guarantee. No term or provision of this Guarantee shall be amended, modified, altered, waived or supplemented except in a writing signed by Guarantor and the Guaranteed Party. This Guarantee supersedes and replaces all other guarantees issued by the Guarantor in favour of the Guaranteed Party, and all other obligations and liabilities guaranteed by the Guarantor under the previous guarantees shall be considered Obligations hereunder as of the effective date of this Guarantee.
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THIS GUARANTEE executed effective the date first written above.

Armistice Capital Master Fund, Ltd.
By: /s/ Steven Boyd
Name: Steven Boyd
Title: Chief Investment Officer
Acknowledged and accepted:
Avadel US Holdings, Inc.
By: /s/ Michael F. Kanan
Name: Michael F. Kana
Title: Treasurer

[Project Spartan – Guarantee (Armistice Capital)]
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